                                     Defined Asset FundsSM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                              Municipal Investment Trust Fund
                              Intermediate Term Series 405
                              (A Unit Investment Trust)
                              o   Portfolio of Intermediate Term Municipal Bonds
                              o Designed for Income Free from Regular Federal Income Tax
                              o   Income Distributions Twice A Year



Sponsors:                      -------------------------------------------------
Merrill Lynch,                 The Securities and Exchange Commission has not
Pierce, Fenner & Smith         approved or disapproved these Securities or
Incorporated                   passed upon the adequacy of this prospectus. Any
Salomon Smith Barney Inc.      representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated March 5, 1999.

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Defined Asset FundsSM
For more than 25 years, Defined Asset FundsSM has been a leader in unit investment trust research and product innovation. Our family of 'DefinedSM' Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   o Preselected Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.


Contents
                                                                Page
                                                          -----------
Risk/Return Summary and Portfolio.......................           3
What You Can Expect From Your Investment................           7
   Income Twice A Year..................................           7
   Return Figures.......................................           7
   Records and Reports..................................           7
The Risks You Face......................................           8
   Interest Rate Risk...................................           8
   Call Risk............................................           8
   Reduced Diversification Risk.........................           8
   Liquidity Risk.......................................           8
   Concentration Risk...................................           8
   Bond Quality Risk....................................           9
   Insurance Related Risk...............................           9
   Litigation and Legislation Risks.....................           9
Selling or Exchanging Units.............................           9
   Sponsors' Secondary Market...........................          10
   Selling Units to the Trustee.........................          10
   Exchange Option......................................          11
How The Fund Works......................................          12
   Pricing..............................................          12
   Evaluations..........................................          12
   Income...............................................          12
   Expenses.............................................          12
   Portfolio Changes....................................          13
   Fund Termination.....................................          13
   Certificates.........................................          14
   Trust Indenture......................................          14
   Legal Opinion........................................          15
   Auditors.............................................          15
   Sponsors.............................................          15
   Trustee..............................................          15
   Underwriters' and Sponsors' Profits..................          16
   Public Distribution..................................          16
   Code of Ethics.......................................          16
   Year 2000 Issues.....................................          16
Taxes...................................................          16
Supplemental Information................................          18
Financial Statements....................................          19
   Report of Independent Accountants....................          19
   Statement of Condition...............................          19

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Risk/Return Summary


       1.  What is the Fund's Objective?
           The Fund seeks interest income that is exempt from regular federal income taxes by investing in a fixed portfolio consisting primarily of 10-year municipal revenue bonds with an estimated average life of ten and a half years.
       2.  What are Municipal Revenue Bonds?
           Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, health care facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.
       3.  What is the Fund's Investment Strategy?
        o  The Fund plans to hold to maturity    intermediate term
           tax-exempt municipal bonds with an aggregate face amount of $10,960,000, and some short-term bonds reserved to pay the deferred sales charge. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
        o The bonds are rated A or better by Standard & Poor's, Moody's or Fitch or in the opinion of the agent for the Sponsors have similar credit quality to other bonds in the Portfolio.
        o 52% of the bonds are insured by AAA-rated insurance companies. Insurance guarantees timely payments of principal and interest on the bonds (but not Fund units or the market value of the bonds before they mature).

           The Portfolio consists of municipal bonds of the following types:



                                                 Approximate
                                                  Portfolio
                                                  Percentage



        o  Airports/Ports/Highways                    7%
        o  Equity REIT                                9%
        o  Financial Institutions                    10%
        o  General Obligation                         7%
        o  Hospitals/Health Care                     26%
        o  Housing                                   18%
        o  Lease Rental                              15%
        o  Natural Resources                          7%
        o  University/College                         1%



       4.  What are the Significant Risks?
           You can lose money by investing in the Fund. This can happen for various reasons, including:
        o Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.
        o Because the Fund is concentrated in hospital/health care bonds, adverse developments in this sector may affect the value of your units. These risks are discussed later in this prospectus under Concentration Risk.
        o Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
        o The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.



       5.  Is this Fund Appropriate for You?
           Yes, if you want regular income free from regular federal income tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.
           The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment, if you are subject to AMT or if you cannot tolerate any risk.

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                               Defined Portfolio
--------------------------------------------------------------------------------

Intermediate Term Series--405


                                                                                       Rating
                                                                                     of Issues           Cost
Portfolio Title                                  Coupon          Maturity (1)           (2)          To Fund (3)
--------------------------------------------------------------------------------------------------------------------
Financial Institutions (10%):
 1. $1,000,000 Massachusetts Educ. Fin. Auth.,         4.65%                 7/1/10  AAA           $     1,000,000.00
   Educ. Loan Rev. Rdg. Bonds, Issue E. Ser.
   1999A (AMBAC Ins.)(5)
2. $95,000 City of David City, NE, Indl. Dev.    3.80-4.00              9/15/99-00     A1(m)+              95,110.20
   Rev. Bonds (Henningsen Foods, Inc. Proj.),
    Ser. 1998 (The Bank of Tokyo-Mitsubishi,
    Ltd., Chicago Branch--Letter of
    Credit)(4)(5)


Airports/Ports/Highways (7%):


3. $750,000 New York State Thruway Auth.,             4.50                  4/1/10  AAA                   750,000.00
   Hwy. and Bridge Trust Fund Bonds, Ser.
    1999 A (Financial Guaranty Ins.)


General Obligation (7%):


4. $775,000 Burlington Area Sch. Dist.,               4.55                  4/1/11     Aaa(m)             771,411.75
   Racine and Walworth Cntys., WI, G.O. Sch.
    Bldg. Bonds (AMBAC Ins.)


Hospitals/Health Care (26%):


5. $1,000,000 Illinois Hlth. Fac. Auth. Rev.          5.375                 3/1/11     Aaa(m)           1,044,310.00
   Rfdg. Bonds (Southern Illinois Hlthcare.
    Enterprise, Inc.), Ser. 1998A (MBIA Ins.)
6. $1,000,000 Washington Hlth. & Care Fac.            4.50                  9/1/10     Aaa(m)           1,000,000.00
   Auth. Rev. Bonds (Southwest Washington
    Med. Ctr.) (AMBAC Ins.)
7. $900,000 Wisconsin Hlth. & Educ. Fac.              4.50                 2/15/07      A(f)              897,003.00
   Auth. Rev. Bonds (The Monroe Clinic,
   Inc.), Ser. 1999


Housing (18%):


8. $660,000 The Ind. Dev. Auth. of the Cnty.          4.50                  4/1/07  AAA                   660,000.00
   of Pima, AZ, Multi-Family Hsg. Rev. Rfdg.
   Bonds (La Jolla de Tuscon Apts. Proj.),
   Ser. 1999(5)
9. $550,000 Idaho Hsg. and Fin. Assoc.,          4.45-4.65               7/1/09-11     Aaa(m)             547,592.25
   Single Fam. Mtge. Bonds, Senior Ser.
   1999A-2(5)


------------------------------------
(1)  Some bonds may be subject to call provisions under extraordinary circumstances.
(2)  All ratings are by Standard & Poor's Ratings Group unless followed by
     '(m)', which indicates a Moody's Investors Service rating or by '(f)', which indicates a Fitch IBCA, Inc. rating; '+' indicates a rating of the bank issuing the letter of credit; '++' indicates that while there is no available rating, in the opinion of Defined Asset Funds research analysts, the bond has credit characteristics comparable to other bonds in the
     Portfolio. Ratings A through AAA indicate good to highest quality bonds with a strong to very strong capacity to pay interest and repay principal.

          ------------------------------------------------------------

                   Please note that if this prospectus is used as a preliminary prospectus for a future fund in this Series, the Portfolio will contain different bonds from those described above.


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                               Defined Portfolio
--------------------------------------------------------------------------------

Intermediate Term Series--405 (Continued)


                                                                                Rating
                                                                              of Issues           Cost
Portfolio Title                                  Coupon      Maturity (1)        (2)          To Fund (3)
-------------------------------------------------------------------------------------------------------------
 10. $205,000 Rhode Island Hsg. and Mtge. Fin.  4.75%                10/1/11  AA+           $       205,000.00
    Corp., Homeownership Opportunity Bonds,
    Ser. 29-A(5)
11. $610,000 West Virginia Hsg. Dev. Fund,     4.65                 11/1/10  AAA                   610,000.00
    Hsg. Fin. Bonds, 1999 Ser. B(5)


Lease Rental (15%)


12. $405,000 Shawnee Cnty., KS, Cert. of         4.60-4.80        7/1/06-08  ++                    403,592.75
    Part. (Shawnee Cmnty. Mental Hlth. Ctr.
    Inc., Proj.), Ser. 1998
13. $1,250,000 Plymouth Cnty., MA, Cert. Of    4.50                 10/1/10  AAA                 1,238,825.00
    Part. (Plymouth Cnty. Corr. Fac. Proj.),
    Ser. 1999 (AMBAC Ins.)


Natural Resources (7%):


14. $855,000 The Indl. Dev. Bd. of the City           4.75           4/1/10     A3(m)              844,098.75
    of Mobile, AL, Poll. Ctl. Rev. Rfdg.
    Bonds (Intl. Paper Co. Proj.), 1998 Ser.
    A


Equity REIT (9%):


15. $1,000,000 Housing Auth. of the City of           4.75          12/1/08     A3(m)            1,000,000.00
    Stamford, CT, Multi-Family Hsg. Rev.
    Rfdg. Bonds (The Fairfield Apartments
    Proj.), Ser. 1998(5)(6)


University/College (1%):


16. $45,000 Illinois Dev. Fin. Auth., Rev.       3.60-3.80       12/1/99-00       ++                45,059.40
    Bonds (Illinois Assoc. of Sch. Bus.
    Officials Proj.), Ser. 1998 (4)
17. $30,000 Milwaukee Area Tech. Coll. Dist.,         3.45           6/1/01      Aa2                29,966.70
    WI, G.O. Rfdg Promissory Notes, Ser.
    1998-99G (4)
                                                                                           ------------------
                                                                                           $    11,141,969.80
                                                                                           ------------------
                                                                                           ------------------


------------------------------------
(3) Approximately 10% of the bonds were deposited at a premium, 47% at par and 43% at a discount from par. Sponsors' profit on deposit was $33,491.40.
(4) The interest and principal on these bonds will be used to pay the deferred sales charge obligations of the investors, and these amounts are not included in the calculation of Estimated Current and Long Term Returns.
(5)  These bonds are subject to Alternative Minimum Tax.
(6) The stated maturity date of the bond in Portfolio Number 15 is December 1, 2028, however, the Trustee is required to cause it to be repurchased or redeemed at par on the date shown unless the Trustee is able to sell at a higher price before it is required to be repurchased or redemed.

          ------------------------------------------------------------

                   Please note that if this prospectus is used as a preliminary prospectus for a future fund in this Series, the Portfolio will contain different bonds from those described above.

           Defining Your Income
           and Estimating Your Return



           What You May Expect
           First payment per 1,000 units (9/25/99)           $   23.29
           Regular Semi-Annual Income per 1,000 units
           (each March and September beginning 3/25/00):     $   22.66
           Annual Income per 1,000 units:                    $   45.34
           Record Day: 10th day of each March and September
           These figures are estimates on the business day before the initial date of deposit; actual payments may vary.



           Estimated Current Return                                  4.41%
           Estimated Long Term Return                                4.25%
           These returns will vary (see page 7)



       6.  What are the Fund's Fees and Expenses?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.



           Investor Fees
                                                               2.75%
           Maximum Sales Fee (Load) on new purchases
           (as a percentage of $1,000 invested)



           You will pay an up-front sales fee of 1.00%, as well as a total deferred sales fee of $17.50 over a two-year period ($2.19 per 1,000 units quarterly in the first six quarters and $2.18 per 1,000 units quarterly in the next two quarters). Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per 1,000 Units.
           The maximum sales fee is reduced if you invest at least $100,000, as follows:



                                                 Your maximum
                                                    sales fee
                     If you invest:                  will be:
           -----------------------------------  -----------------
           Less than $100,000                            2.75%
           $100,000 to $249,999                          2.50%
           $250,000 to $499,999                          2.25%
           $500,000 to $999,999                          2.00%
           $1,000,000 and over                           1.75%

           Maximum Exchange Fee                          1.75%


           Estimated Annual Fund Operating Expenses


                                           As a % of       Amount
                                              $1,000    Per 1,000
                                            Invested        Units
                                           ----------  -----------
                                                .062%   $    0.63
           Trustee's Fee
                                                .035%   $    0.35
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                .012%   $    0.12
           Evaluator's Fee
                                                .020%   $    0.20
           Other Operating Expenses
                                           ----------  -----------
                                                .129%   $    1.30
           Total



                                                          Amount
                                                       Per 1,000
                                                           Units
                                                 ---------------------
                                                       $    2.00
           Organizational Costs (deducted from
           Fund assets at the close of the
           initial offering period)



           The Sponsor historically paid organization costs and updating expenses.
           Example
           This example may help you compare the cost of investing in the Fund to the cost of investing in other funds.
           The example assumes that you invest $10,000 in the Fund for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            1 Year     3 Years    5 Years    10 Years
             $308       $336       $367        $457



           You will pay the following expenses if you do not sell your units:



            1 Year     3 Years    5 Years    10 Years
             $220       $336       $367        $457



       7.  How have Similar Funds Performed in the Past?
           In the following chart we show past performance of prior municipal Short-Intermediate Series, which had the same investment objectives, strategies and types of bonds as this Fund. These prior Series differed in that they charged a higher sales fee. These prior Intermediate Series were offered between August 9, 1988 and October 18, 1996 and were outstanding on December 31, 1998. Of course, past performance of prior Series is no guarantee of future results of this Fund.

           Average Annual Compound Total Returns
           for Prior Series
           Reflecting all expenses. For periods ended 12/31/98.



                  With Sales Fee             No Sales Fee
               1 Year       5 Years      1 Year       5 Years
---------------------------------------------------------------
High            7.49%        6.38%        7.49%        7.10%
Average         3.64         5.13         5.91         5.94
Low             1.83         4.32         3.19         5.17
---------------------------------------------------------------



Average
Sales fee         2.23%         3.97%


-------------------------------------------------------------------

Note: All returns represent changes in unit price with distributions reinvested into the Municipal Fund Investment Accumulation Program.

       8.  Is the Fund Managed?
           Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.
       9.  How do I Buy Units?
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.
           The minimum investment is $250.
           Unit Price per 1,000 Units           $1,028.71
           (as of March 4, 1999)
           Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. Unit price also includes the estimated organization costs shown on the previous page, to which no sales fee has been applied. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.
           Unit Par Value                               $1.00
           Unit par value means the total amount of money you should generally receive on each unit by the termination of the Fund (other than interest and premium on the bonds). This total amount assumes that all bonds in the Fund are either paid at maturity or called by the issuer at par or are sold by the Fund at par. If you sell your units before the Fund terminates, you may receive more or less than the unit par value.

      10.  How do I Sell Units?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.
      11.  How are Distributions Made and Taxed?
           The Fund pays income twice a year. In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax.
           Interest on approximately 37% of the bonds will be a preference item for Alternative Minimum Tax. A portion of the income may also be exempt from state and local personal income taxes, depending on where you live.
           You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $10.00 per 1,000 units. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.
      12.  What Other Services are Available?
           Reinvestment
           You will receive your income in cash unless you choose to compound your income by reinvesting at no sales fee in the Municipal Fund Investment Accumulation Program, Inc. This program is an open-end mutual fund with a comparable investment objective. Income from this program will generally be subject to state and local income taxes. For more complete information about the program, including charges and fees, ask the Trustee for the program's prospectus. Read it carefully before you invest. The Trustee must receive your written election to reinvest at least 10 days before the record day of an income payment. Exchange Privileges
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

--------------------------------------------------------------------------------
    Tax-Free vs. Taxable Income: A Comparison Of Taxable and Tax-Free Yields


                                  Effective
Taxable Income 1999*               % Tax                         Tax-Free Yield of
  Single Return    Joint Return   Bracket    3%     3.5%     4%     4.5%     5%     5.5%     6%     6.5%
                                                        Is Equivalent to a Taxable Yield of
----------------------------------------------------------------------------------------------------------
 $      0- 25,750 $      0- 43,050   15.00     3.53   4.12     4.71   5.29     5.88    6.47    7.06    7.65
----------------------------------------------------------------------------------------------------------
$ 25,751- 62,450 $ 43,051-104,050   28.00     4.17   4.86     5.56   6.25     6.94    7.64    8.33    9.03
----------------------------------------------------------------------------------------------------------
$ 62,451-130,250 $104,051-158,550   31.00     4.35   5.07     5.80   6.52     7.25    7.97    8.70    9.42
----------------------------------------------------------------------------------------------------------
$130,251-283,150 $158,551-283,150   36.00     4.69   5.47     6.25   7.03     7.81    8.59    9.38   10.16
----------------------------------------------------------------------------------------------------------
Over $283,151       Over $283,151   39.60     4.97   5.79     6.62   7.45     8.28    9.11    9.93   10.76
----------------------------------------------------------------------------------------------------------


To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 1999 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

                Municipal Bonds and The Alternative Minimum Tax


      INCOME+        MAXIMUM 'PREFERENCE' INCOME
                        WITHOUT TRIGGERING AMT
                       (state income tax rates)
Single ++ Joint ++      0%        7%       11%
--------------------------------------------------
          $50,000    $21,000   $16,000   $14,000
--------------------------------------------------
$30,000              $20,000   $16,000   $15,000
--------------------------------------------------
          $100,000   $25,000   $16,000   $12,000
--------------------------------------------------
$55,000              $22,000   $16,000   $14,000
--------------------------------------------------
          $225,000   $31,000   $14,000    $5,000
--------------------------------------------------
$205,000             $31,000   $15,000    $7,000
--------------------------------------------------


Notes:
+ Regular taxable income plus state income
  taxes and personal exemptions.
 ++ Assuming no dependents.
     Under federal tax law, interest income on certain municipal bonds, although exempt from regular income tax, is treated as a 'preference' item for purposes of AMT. The table above shows amounts of such municipal bond 'preference' interest income, assuming no other 'preference' or similar items apply, that individual taxpayers could receive in 1999 without becoming subject to the AMT. The table gives information for single and joint returns of U.S. individuals having no dependents. The table provides three income levels and three hypothetical state income tax rates. The table further assumes that the stated amount of municipal bond 'preference' interest income is subject to state income taxes.

What You Can Expect From Your Investment

Income Twice A Year

The Fund will pay you regular income twice a year. Your income may vary because of:
   o elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
   o a change in the Fund's expenses; or
   o the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your income because the portfolio is fixed.

Along with your income, you will receive your share of any available bond principal.

Return Figures

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):


 Estimated Annual                  Estimated
 Interest Income        -       Annual Expenses
-------------------------------------------------
                   Unit Price


Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

Records and Reports

You will receive:
o a statement of income payments twice a year;
o a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
o an annual report on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of tax-exempt interest received during the year.

You may request:
o copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
o audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

The Risks You Face

Interest Rate Risk

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

Call Risk

Many bonds can be prepaid or 'called' by the issuer before their stated maturity. For example, some bonds may be required to be called pursuant to mandatory sinking fund provisions.

Also, an issuer might call its bonds during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates.

An issuer might call its bonds in extraordinary cases, including if:
   o it no longer needs the money for the original purpose;
   o the project is condemned or sold;
   o the project is destroyed and insurance proceeds are used to redeem the bonds;
   o any related credit support expires and is not replaced; or
   o interest on the bonds become taxable.

If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

Reduced Diversification Risk

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

Liquidity Risk

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

Concentration Risk

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be 'concentrated' in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in hospital and health care bonds.
   o payment for these bonds depends on revenues from private third-party payors and government programs, including Medicare and Medicaid, which have generally undertaken cost containment measures to limit payments to health care providers;
   o hospitals face increasing competition resulting from hospital mergers and affiliations;
   o hospitals need to reduce costs as HMOs increase market penetration and hospital supply and drug companies raise prices;
   o hospitals and health care providers are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance;
   o many hospitals are aggressively buying physician practices and assuming risk contracts to gain market share. If revenues do not increase accordingly, this practice could reduce profits;
   o Medicare is changing its reimbursement system for nursing homes. Many nursing home providers are not sure how they will be treated. In many cases, the providers may receive lower reimbursements and these would have to cut expenses to maintain profitability; and
   o most retirement/nursing home providers rely on entrance fees for operating revenues. If people live longer than expected and turnover is lower than budgeted, operating revenues would be adversely affected by less than expected entrance fees.

Bond Quality Risk

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

Insurance Related Risk

Some bonds are backed by insurance companies (as shown under Defined Portfolio). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of the insurance companies is generally rated AAA by Standard & Poor's or another nationally recognized rating organization. The insurance company ratings are subject to change at any time at the discretion of the rating agencies.

Litigation and Legislation Risks

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:
   o limiting real property taxes,
   o reducing tax rates,
   o imposing a flat or other form of tax, or
   o exempting investment income from tax.

Selling or Exchanging Units

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
   o adding the value of the bonds, net accrued interest, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

As of the close of the initial offering period, the price you receive will be reduced to reflect estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining installments will be deducted from your proceeds.

Sponsors' Secondary Market

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge other than any remaining deferred sales charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 25 years, but we could discontinue it without prior notice for any business reason.

Selling Units to the Trustee

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

If you acquire 25% or more of the outstanding units of the Fund and you sell units with a value exceeding $250,000, the Trustee may choose to pay you 'in kind' by distributing bonds and cash with a total value equal to the price of those units. The Trustee will try to distribute bonds in the portfolio pro rata, but it reserves the right to distribute only one or a few bonds. The Trustee will act as your agent in an in kind distribution and will either hold the bonds for your account or sell them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of bonds distributed in kind.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
   o for any other period permitted by SEC order.

Exchange Option

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.75%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

How The Fund Works

Pricing

The price of a unit includes interest accrued on the bonds, less expenses, from the initial date of deposit up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

Bonds also carry accrued but unpaid interest up to the initial date of deposit. To avoid having you pay this additional accrued interest (which earns no return) when you buy, the Trustee advances this amount to the Sponsors. The Trustee recovers this advance from interest received on the bonds.

In addition, a portion of the price of a unit also consists of cash to pay all or some of the costs of organizing the Fund including:
   o cost of initial preparation of legal documents;
   o federal and state registration fees;
   o initial fees and expenses of the Trustee;
   o initial audit; and
   o legal expenses and other out-of-pocket expenses.

No sales fee is applied to these organization costs.

Evaluations

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

Income

Interest on any bonds purchased on a when-issued basis or for a delayed delivery does not begin to accrue until the bonds are delivered to the Fund. The Trustee may reduce its fee to provide you with tax-exempt income for this non-accrual period. If a bond is not delivered on time and the Trustee's annual fee and expenses do not cover the additional accrued interest, we will treat the contract to buy the bond as failed.

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

Expenses

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o to reimburse the Trustee for the Fund's operating expenses;
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and

   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are also now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

Quarterly deferred sales charges you owe are paid with interest and principal from certain bonds. If these amounts are not enough, the rest will be paid out of distributions to you from the Fund's Capital and Income Accounts.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

Portfolio Changes

The Sponsors and Trustee are not liable for any default or defect in a bond; if a contract to buy any bond fails in the first 90 days of the Fund, we generally will deposit a replacement tax-exempt bond with a similar yield, maturity, rating and price.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income;
   o current and long-term returns;
   o degree to which units may be selling at a premium over par; and
   o cost of maintaining a current prospectus.

Fund Termination

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

Certificates

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

Trust Indenture

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one

Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

Legal Opinion

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

Auditors

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

Sponsors

The Sponsors and their underwriting percentages are:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051                                                  77.32%

Salomon Smith Barney Inc. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013                                                        11.41%

Dean Witter Reynolds Inc. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048                                                         3.65%
PaineWebber Incorporated (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019                                                         7.62%

                                                100.00%

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

Trustee

The Bank of New York, Unit Investment Trust Department, Box 974--Wall Street Division, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

Underwriters' and Sponsors' Profits

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the bonds shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member. We bought approximately 29% of the bonds in the portfolio from one or more of the Sponsors (as sole underwriter, managing underwriter or member of an underwriting syndicate).

During the initial offering period, the Sponsors also may realize profits or sustain losses on units they hold. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

Public Distribution

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc. This period is 30 days or less if all units are sold. The Sponsors may extend the initial period up to 120 days.

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

In the initial offering period, the concession to dealers will be $17 per 1,000 units. We may change the concession at any time. Dealers may resell units to other dealers with a concession not in excess of the original concession to dealers.

Code of Ethics

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

Year 2000 Issues

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers of the Securities contained in the portfolio, but we cannot predict whether any impact will be material to the Fund as a whole.

Taxes

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and federal alternative minimum tax. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

General Treatment of the Fund and Your Investment

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

Gain or Loss Upon Disposition

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued 'market discount'. Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term if you held it for one year or less. If you are an individual and sell your units after holding them for more than one year, you may be entitled to a 20% maximum federal tax rate on any resulting gains. Consult your tax adviser in this regard. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses.

Your Basis in the Bonds

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of 'original issue discount,' 'acquisition premium' and 'bond premium'. You should consult your tax adviser in this regard.

Expenses

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

State and Local Taxes

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

Supplemental Information

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Municipal Investment Trust Fund, Intermediate Term Series 405, Defined Asset Funds (the 'Fund'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Fund as of March 5, 1999. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash, securities and an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of March 5, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
NEW YORK, N.Y.
MARCH 5, 1999
                   Statement of Condition As of March 5, 1999

Trust Property


Investments--Bonds and Contracts to purchase Bonds(1)    $      11,141,969.80
Cash                                                                21,920.00
Accrued interest to Initial Date of Deposit on underlying
  Bonds                                                             65,387.34
                                                         --------------------
           Total                                         $      11,229,277.14
                                                         --------------------
                                                         --------------------
Liabilities and Interest of Holders
Liabilities: Advance by Trustee for accrued interest (2) $          65,387.34
Reimbursement of Sponsors for organization expenses (3)  $          21,920.00
                                                         --------------------
Subtotal                                                            87,307.34
                                                         --------------------
Interest of Holders of 10,960,000 Units of fractional
  undivided interest outstanding:
Cost to investors (3)(4)(5)                                     11,274,695.40
Organization expenses (3) and gross underwriting
  commissions(4)                                                  (132,725.60)
                                                         --------------------
Subtotal                                                        11,141,969.80
                                                         --------------------
           Total                                         $      11,229,277.14
                                                         --------------------
                                                         --------------------


---------------

          (1) Aggregate cost to the Fund of the bonds listed under Defined Portfolio is based upon the offer side evaluation determined by the Evaluator at the evaluation time on the business day prior to the Initial Date of Deposit. The contracts to purchase the bonds are collateralized by an irrevocable letter of credit which has been issued by Deutsche Genossenschaftsbank, New York Branch, in the amount of $11,168,292.27 and deposited with the Trustee. The amount of the letter of credit includes $11,108,478.40 for the purchase of $11,130,000 face amount of the bonds, plus $59,813.87 for accrued interest.
          (2) Representing a special distribution to the Sponsors by the Trustee of an amount equal to the accrued interest on the bonds.
          (3) A portion of the Unit Price consists of cash in an amount sufficient to pay for costs incurred in establishing the Fund. These costs have been estimated at $2.00 per 1,000 Units. A distribution will be made at the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied.
          (4) Assumes the maximum up-front sales fee per 1,000 units of 1.00% of the Unit Price. A deferred sales fee of $17.50 per 1,000 Units is payable over a two-year period ($2.19 per 1,000 Units quarterly in the first six quarters and $2.18 per 1,000 units quarterly in the next two quarters). Distributions will be made to an account maintained by the Trustee from which the deferred sales fee obligation of the investors will be satisfied. If units are redeemed prior to the final deferred sales charge deduction, the remaining portion of the deferred sales fee applicable to such units will be transferred to the account on the redemption date.
          (5) Aggregate Unit Price (exclusive of interest) computed on the basis of the offer side evaluation of the underlying bonds as of the evaluation time on the business day prior to the Initial Date of Deposit.

                             Defined
                             Asset FundsSM


Have questions ?                         Municipal Investment Trust Fund
Request the most recent free             Intermediate Term Series 405
Information Supplement                   (A Unit Investment Trust)
that gives more details about            ---------------------------------------
the Fund, by calling:                    This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-70097) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         To obtain copies at prescribed rates--
                                         Write: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         Call: 1-800-SEC-0330.
                                         Visit: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      32757--3/99